USAA
EAGLE
LOGO (r)
USAA TARGET RETIREMENT FUNDS
USAA TARGET RETIREMENT INCOME FUND
USAA TARGET RETIREMENT 2020 FUND
USAA TARGET RETIREMENT 2030 FUND
USAA TARGET RETIREMENT 2040 FUND
USAA TARGET RETIREMENT 2050 FUND
SUPPLEMENT DATED AUGUST 25, 2010
TO THE FUNDS’ PROSPECTUS
DATED MAY 1, 2010

The second paragraph under “Purchase and Sale of Fund Shares” on pages 8, 15, 22, 29, and 35, respectively, of the Prospectus has been revised as follows:

The minimum initial purchase is $3,000 [$1,000 for IRAs]. The minimum subsequent investment is $50.

The heading and the first sentence under the section referencing “Automatic Investing” on page 51 of the Prospectus is hereby deleted.

105418-0810